ING INTERMEDIATE BOND PORTFOLIO

ING Intermediate Bond Portfolio

(the “Portfolio”)

Supplement dated June 10, 2013

to the Portfolio’s Class ADV Prospectus, Class I Prospectus, Class S Prospectus

and Class S2 Prospectus (each a “Prospectus” and collectively, the “Prospectuses”),

each dated April 30, 2013; and to the Portfolio’s current

Statement of Additional Information (“SAI”), dated April 30, 2013

Effective May 31, 2013, Michael Mata was removed as a portfolio manager of the Fund.  The Portfolio’s Prospectuses and SAI are hereby revised as follows:

1.              The sub-section entitled “Portfolio Management — Portfolio Managers” of the summary section of the Portfolio’s Prospectuses, is hereby deleted in its entirety and replaced with the following:

Portfolio Managers

Christine Hurtsellers, CFA	Matthew Toms, CFA
Portfolio Manager (since 01/09)	Portfolio Manager (since 08/10)

2.              The eighth paragraph of the sub-section entitled “Management of the Portfolios — ING Investment Management Co. LLC” in the Portfolio’s Class ADV Prospectus and Class S2 Prospectus and the sixteenth paragraph of the sub-section entitled “Management of the Portfolios — ING Investment Management Co. LLC” in the Portfolio’s Class I Prospectus and Class S Prospectus are hereby deleted in their entirety.

3.              All references to Michael Mata in the Portfolio’s SAI are hereby removed.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE